UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2011

The Scotts Miracle-Gro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-11593	31-1414921
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio		43041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-644-0011

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to Employment Agreements with Barry W. Sanders and David C. Evans:

On June 27, 2011, The Scotts Company LLC ("Scotts LLC"), a wholly-owned subsidiary of The Scotts Miracle-Gro Company (the "Company"), and each of Barry W. Sanders, the Company’s President, and David C. Evans, the Company’s Chief Financial Officer and Executive Vice President, Strategy and Business Development (each an "Executive" and collectively, the "Executives"), entered into an amendment (each an "Amendment" and collectively, the "Amendments") to such Executive’s existing employment agreement.

Pursuant to the Amendments, the term of each Executive’s employment agreement will be extended through November 4, 2011, after which date both employment agreements will terminate. The Amendments serve to align the termination date of the two employment agreements with the November 5, 2011 effective date of the Company’s Executive Severance Plan (the "Plan") and help to effectuate the Company’s previously disclosed intention to utilize the Plan to replace the employment agreements.

In addition to establishing a definitive termination date, the Amendment to Mr. Evans’ employment agreement also modifies the calculation of the portion of the annual bonus that Mr. Evans would receive in the event his employment is terminated by Scotts LLC without Cause or in the event Mr. Evans terminates his employment for Good Reason unrelated to a Change in Control (as such terms are defined in his current employment agreement). In either such event, Mr. Evans will receive a lump sum payment equal to the Annual Bonus Award (as defined in his current employment agreement) that he would have received had he remained employed for the entire fiscal year/performance period, prorated based on the actual base salary paid to Mr. Evans during such fiscal year for services rendered through the effective date of such termination. A similar change was made to Mr. Sanders’ employment agreement in 2009.

The foregoing description of each Amendment is qualified in its entirety by reference to the full text of the Amendment to Mr. Sanders' employment agreement and the Amendment to Mr. Evans’ employment agreement, copies of which are filed as Exhibits 10.3 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Participation Agreements:

On June 27, 2011, Scotts LLC and each of Mr. Sanders and Mr. Evans executed a participation agreement (collectively, the "Participation Agreements") under the Plan. The Participation Agreements, which have an effective date of November 5, 2011, provide for the following potential severance benefits in the event either Executive’s employment is terminated without Cause (as defined in the Plan) or either Executive resigns for Good Reason (as defined in the Participation Agreements):

• a continuation of base salary, in accordance with the Company’s normal payroll practices, for a period of twenty-four months from the effective date of termination;

• a prorated bonus for the plan year in which the termination occurs, to be paid at the time the Company pays annual bonus awards generally; and

• for a period of eighteen months from the effective date of termination, a monthly payment equal to the excess of the then COBRA premium charged by the Company to terminated employees over the premium charged to active employees.

All other benefits to which Mr. Sanders or Mr. Evans, as applicable, has a vested right as of the effective date of termination will be paid or provided according to the provisions of the plans or programs governing such benefits. In addition to the foregoing, in the event termination without Cause or for Good Reason occurs within two years following a Change in Control (as defined in the Plan), the affected Executive will also receive a payment equal to twice his target bonus opportunity. In order to receive benefits under the Plan, upon termination, the affected Executive must execute a release agreement in favor of the Company.

The foregoing descriptions of the terms of the Plan and the Participation Agreements are qualified in their entirety by reference to the full text of the Plan and the form Participation Agreement, copies of which are included as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed May 10, 2011, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

10.1 Employment Agreement, effective as of October 1, 2007, between The Scotts Company LLC and Barry W. Sanders (executed by Mr. Sanders on November 16, 2007 and on behalf of The Scotts Company LLC on November 19, 2007) - Incorporated herein by reference to the Annual Report on Form 10-K of The Scotts Miracle-Gro Company (the "Registrant") for the fiscal year ended September 30, 2007 (File No. 1-11593) [Exhibit 10(m)]

10.2 First Amendment to Employment Agreement, effective as of January 14, 2009, by and between The Scotts Company LLC and Barry Sanders - Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed January 20, 2009 (File No. 1-11593) [Exhibit 10.2]

10.3 Second Amendment to Employment Agreement, effective as of June 27, 2011, by and between The Scotts Company LLC and Barry Sanders - Filed herewith

10.4 Employment Agreement for David C. Evans, executed on behalf of The Scotts Company LLC on November 19, 2007 and by David C. Evans on December 3, 2007 and effective as of October 1, 2007 - Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed December 7, 2007 (File No. 1-11593) [Exhibit 10.1]

10.5 First Amendment to Employment Agreement, effective as of June 27, 2011, by and between The Scotts Company LLC and David C. Evans - Filed herewith

10.6 The Scotts Company LLC Executive Severance Plan, adopted on May 4, 2011 - Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed May 10, 2011 (File No. 1-11593) [Exhibit 10.1]

10.7 Form of Tier 1 Participation Agreement under The Scotts Company LLC Executive Severance Plan - Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed May 10, 2011 (File No. 1-11593) [Exhibit 10.2]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Scotts Miracle-Gro Company

June 30, 2011	By:	Denise S. Stump

Name: Denise S. Stump
Title: Executive Vice President, Global Human Resources

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Exhibit Index

Exhibit No.	Description

10.3	Second Amendment to Employment Agreement, effective as of June 27, 2011, by and between The Scotts Company LLC and Barry Sanders
10.5	First Amendment to Employment Agreement, effective as of June 27, 2011, by and between The Scotts Company LLC and David C. Evans